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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                JANUARY 24, 2001




                               CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


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
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    DELAWARE                        0-20939                      13-3696170
 (State or Other                (Commission File              (I.R.S. Employer
  Jurisdiction                      Number)                  Identification No.)
of Incorporation)
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                              150 CHESTNUT STREET,
                         SAN FRANCISCO, CALIFORNIA 94111
               (Address of Principal Executive Offices) (Zip Code)
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               Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800


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ITEM 5. OTHER ITEMS.

The following information is filed as part of this Form 8-K.

As previously disclosed by the company, on August 31, 2000, a jury in an Indianapolis federal district court ruled that mySimon, inc., a subsidiary of the company, infringed the trademark of Simon Property Group and awarded $16.8 million in compensatory damages and $10 million in punitive damages. On January 24, 2001, a federal district court judge in Indianapolis reduced the compensatory damages award to $10 and reduced the punitive damages award to $50,000.

Simon Property Group has 21 days to determine whether it will accept the reduced damages award in exchange for immediate entry of judgment on the trademark infringement claim or seek a new trial on the amount of corrective advertising damages to which it may be entitled. If Simon Property Group seeks a new trial on that issue, the amount of punitive damages will not be known until that trial is completed.

The judge's order also provided that if the jury's verdict of trademark infringement is upheld on appeal, mySimon will be required to change its name and website. However, the judge stayed such name change pending the completion of the appeal process. If the jury's verdict of infringement is upheld on appeal, mySimon will have 60 days to change its name and will be entitled to redirect traffic from www.mysimon.com to its new website for one year following the name change.

A press release issued by mySimon on January 25, 2001 is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


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
EXHIBIT NO.                   TITLE
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
       99.1              Press Release dated January 25, 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2001

                                      CNET NETWORKS, INC.



                                      By:      /s/ Sharon Le Duy
                                               ------------------------------
                                      Name:    Sharon Le Duy
                                      Title:   Senior Vice President and
                                                 General Counsel


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                               INDEX TO EXHIBITS


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
EXHIBIT NO.                   DESCRIPTION
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
   99.1                  Press Release dated January 25, 2001
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